COLUMBIA GROWTH STOCK FUND

                Supplement to Prospectuses dated February 1, 2003
                           Replacing supplements dated
                      March 25, 2003 and September 17, 2003

         The section MANAGING THE FUND; PORTFOLIO MANAGER is revised in its entirety to read as follows:

Paul Blaustein, CFA, Senior Vice President of Columbia Management Advisors, Inc. ("Columbia") has managed the Fund since October 2003. Prior to joining the advisor in 2003, Mr. Blaustein was the portfolio manager of the Atlantic Whitehall Growth Fund, and with Altantic Whitehall Funds Trust beginning in 1997. He holds a B.A. degree from Brooklyn College and an MBA degree from Columbia University.

1. On October 13, 2003, the Fund will change its name to "Columbia Growth Stock Fund."

2. Also on October 13, 2003:

o the Fund will be listed as part of the Columbia fund family under the letter "C" in the mutual fund listing section of your newspaper. In addition, the website for the Fund will change from www.libertyfunds.com to www.columbiafunds.com.

o Liberty Funds Distributor, Inc. (the Fund's distributor) and Liberty Funds Services, Inc. (the Fund's transfer agent) will change their names to Columbia Funds Distributor, Inc. and Columbia Funds Services, Inc., respectively.

3. Effective October 13, 2003, the Fund will use the Russell 1000 Growth Index as its performance benchmark. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The advisor believes that the Russell 1000 Growth Index offers shareholders a more useful comparison for the Fund's relative performance than the Standard & Poor's 500 Index.

4. On October 13, 2003, the following row will be added to the chart entitled "Average Annual Total Returns - for periods ended December 31, 2002":



                                                           1 Year               5 Years               10 Years

         Russell 1000 Growth Index (%)                      -27.88              -3.84                    6.70




755-36/222Q-1003                                                October 31, 2003

                          COLUMBIA YOUNG INVESTOR FUND

                Supplement to Prospectuses dated February 1, 2003
                           Replacing supplements dated
                       May 30, 2003 and September 17, 2003


The first three paragraphs of the section "Principal Investment Strategies" are revised in their entirety as follows:

         The Fund invests primarily in common stocks believed to have long-term growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks of companies that the Fund's advisor believes affect the lives of children or teenagers. The Fund's investments are diversified among industries and market sectors. The Fund seeks to invest in companies that produce products or provide services that the advisor believes children or teenagers use, are aware of, or have an interest in. These companies may include, but are not limited to, computer hardware or software manufacturers, Internet service providers and companies in the apparel, entertainment, retail, financial services, industrial, health care, energy and materials, and personal care products industries. The Fund will invest in both growth and value stocks and may invest in companies of any size, including smaller emerging companies. The advisor will generally allocate the Fund's assets among large-cap growth, large-cap value and small- and mid-cap stocks. The Fund may invest up to 25% of its assets in foreign stocks.

         To select investments for the Fund, the advisor uses a combination of fundamental analysis and proprietary systematic tools to identify companies that the advisor believes are market leaders with growing market share in their respective industries, have strong financial balance sheets and strong management teams, have products and services that give the company a competitive advantage, and have stock prices that the advisor believes are reasonable relative to the assets and earning power of the company.

         The Fund also has an educational objective. It seeks to teach children and teenagers about mutual funds and the basic principles of investing, economics and personal finance. The Fund creates and periodically distributes various education materials to all Fund shareholders. Educational materials are expected to be available on younginvestor.com beginning fall, 2003. These materials are paid for by the Fund.


The following paragraph is added to the section "Principal Investment Risks":

         Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.


The second paragraph in the section "Understanding Performance - Average annual total returns" is replaced in its entirety as follows:

         In 2003, the Fund began comparing itself to the Russell 3000 Index, an unmanaged index that tracks the performance of 3000 of the largest U.S. companies, based on market capitalization. Previously, the Fund's returns were compared only to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of 500 widely held, large cap U.S. stocks. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance.

         Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

The section MANAGING THE FUND; Portfolio Managers is revised in its entirety as follows:

Paul Blaustein, CFA, Senior Vice President of Columbia Management Advisors, Inc. ("Columbia") is a co-manager for the Fund and has co-managed the Fund since October 2003. Prior to joining the advisor in 2003, Mr. Blaustein was the portfolio manager of the Atlantic Whitehall Growth Fund, and with Atlantic Whitehall Funds Trust beginning in 1997. He holds a B.A. degree from Brooklyn College and an MBA degree from Columbia University.

Gregory M. Miller, Senior Vice President of Columbia is a co-manager for the Fund and has co-managed the Fund since June 2003. Mr. Miller has been with the advisor and its predecessors since 1985. Mr. Miller received an MBA degree from the University of Chicago and a JD degree from the University of Connecticut.

Michael Welhoelter, CFA, Vice President of Columbia and Senior Portfolio Manager in the Structured Equity Group, is a co-manager of the Fund and has co-managed the Fund since June 2003. Mr. Welhoelter has been with the advisor and its predecessors since 2001. Prior to joining the advisor, he was a portfolio manager with Credit Suisse Asset Management for the Long/Short Market Neutral product and the Large Cap Core product in the Structured Products Group. Prior to joining Credit Suisse Asset Management, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management. Mr. Welhoelter holds a B.A. in Computer and Information Science from Colgate University and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.


1. On October 13, 2003, the Fund will change its name to "Columbia Young Investor Fund."

2. Also on October 13, 2003:

o the Fund will be listed as part of the Columbia fund family under the letter "C" in the mutual fund listing section of your newspaper. In addition, the website for the Fund will change from www.libertyfunds.com to www.columbiafunds.com.

o Liberty Funds Distributor, Inc. (the Fund's distributor) and Liberty Funds Services, Inc. (the Fund's transfer agent) will change their names to Columbia Funds Distributor, Inc. and Columbia Funds Services, Inc., respectively.

3. Effective October 13, 2003, the Fund will use the Russell 3000 Index as its performance benchmark. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The advisor believes that the Russell 3000 Index offers shareholders a more useful comparison for the Fund's relative performance than the Standard & Poor's 500 Index.

4. On October 13, 2003, the following row will be added to the chart entitled "Average Annual Total Returns - for periods ended December 31, 2002":



                                            1 year            5 years           Life of Fund(1)
     Russell 3000 Index (%)                 -21.54            -0.71              9.42

     (1) Performance information is from April 30, 1994



756-36/223Q-1003                                                October 31, 2003